[GRAPHIC]

[ALL STAR GROWTH FUND LOGO]

ANNUAL REPORT 2002

A CLEARLY DEFINED PROCESS FOR GROWTH INVESTING

LIBERTY ALL-STAR GROWTH FUND

[GRAPHIC]

A SINGLE INVESTMENT...

A DIVERSIFIED GROWTH PORTFOLIO

Only one mutual fund offers:

- A diversified, multi-managed portfolio of small, mid- and large cap growth stocks

- Exposure to the industry sectors that make the U.S. economy the world's most dynamic

-  Access to institutional-quality investment managers

-  Objective and ongoing manager evaluation

-  Active portfolio rebalancing

-  A quarterly fixed distribution policy

-  Listing on the New York Stock Exchange (ticker symbol: ASG)

LIBERTY All-STAR GROWTH FUND, INC.

                                                              PRESIDENT'S LETTER

FELLOW SHAREHOLDERS:                                               FEBRUARY 2003

To be perfectly candid, perhaps the best thing that can be said about 2002 is that it is behind us. It was the third straight negative year for U.S. stocks - the first time that has occurred since the period 1939 - 1941. Moreover, it was the worst annual market decline since the bear market of 1973 - 1974. The table below - about which I would like to share a number of comments - summarizes key performance data for the fourth quarter, the full year and the three-year period of 2000 - 2002, which is essentially the entire market decline. One point shareholders should note is the Fund's consistent relative outperformance through all three periods, which I believe confirms the soundness of the Fund's multi-management investment approach.

FUND STATISTICS
PERIODS ENDING DECEMBER 31, 2002                           4TH QUARTER               2002                3 YEARS
LIBERTY ALL-STAR GROWTH FUND, INC.
Year End Net Asset Value (NAV)                                                $            5.44
Year End Market Price                                                         $            5.05
Year End Discount                                                                           7.2%
Distributions Declared                                       $ 0.14                $ 0.67                $ 2.93
Market Price Trading Range                              $ 4.38  to $ 5.85     $  4.38 to $ 8.78     $ 4.38  to $ 12.56
Premium/(Discount) Range                                   1.9% to  (10.2)%     10.0% to  (10.2)%     11.4% to   (23.9)%

PERFORMANCE SUMMARY
PERIODS ENDING DECEMBER 31, 2002                         4TH QUARTER             2002               3 YEARS*
LIBERTY ALL-STAR GROWTH FUND, INC.
Shares Valued at NAV                                         10.7%              (27.5)%             (17.8)%
Shares Valued at NAV with Dividends Reinvested               11.0%              (27.2)%             (17.0)%
Shares Valued at Market Price with Dividends Reinvested       2.5%              (32.6)%             (13.0)%
Lipper Multi-Cap Growth Mutual Fund Average                   5.4%              (29.9)%             (22.6)%
    Category Percentile Rank (1=best; 100=worst)             12th                39th                26th
Russell Growth Indices
    Largecap                                                  7.2%              (27.9)%             (23.6)%
    Midcap                                                    9.2%              (27.4)%             (20.0)%
    Smallcap                                                  7.5%              (30.3)%             (21.1)%
Nasdaq Composite Index                                       14.0%              (31.5)%             (31.0)%

Figures shown for the Fund and the Lipper Multi-Cap Growth Mutual Fund Average are total returns, which include dividends, after deducting fund expenses. The Fund's reinvested returns assume all primary subscription rights in the Fund's rights offering were exercised. Figures shown for the unmanaged Russell Indices and the Nasdaq Composite Index are total returns, including income. Past performance cannot predict future results.

*Average annual returns.

                              ALL-STAR GROWTH FUND

    After a flattish first quarter, the middle six months of 2002 took their toll on all investors, with declines across all style (value and growth) and capitalization ranges (small, mid- and large). It was, in many respects, the stock market version of the movie "The Perfect Storm." The news from corporate America was a combination of earnings disappointments and company malfeasance. On the economic front, unemployment was rising and GDP growth appeared to be waning. Globally, talk of war with Iraq (and other hot spots from India-Pakistan to North Korea) combined with fears of terrorism at home and abroad kept investors on edge. Many investors also viewed stocks as being overvalued, even after several years of market declines. And the elusive turnaround in capital spending always seemed to be pushed another quarter or two into the future.

    For all the bad news, there were some distinctly positive factors that should have mitigated equity market declines - but didn't. Inflation was all but nonexistent. Interest rates plunged to record lows, a fact not lost on automobile and home buyers, the latter of whom kept the residential construction industry perking along. Productivity continued to make gains and consumer spending, despite a lackluster holiday season, held up.

    Granted, the bad news outweighed the good - but not to the extent to which investors marked down stocks in 2002. Clearly, the buoyancy of the late 1990s has morphed into the down and dour early 2000s, a complete reversal in investor sentiment. The latter '90s had their measure of bad news, which investors blithely overlooked. In the current environment, by contrast, even good news is greeted skeptically. To be certain, this will change because I believe the parallels to the 1930s are wide of the mark. During that time, the unemployment rate was more than quadruple what it is today and the nation's GDP shrunk by more than 40 percent. Economic conditions today bear no resemblance to what this nation endured during the Depression, and there lies the disconnect.

    Turning to Liberty All-Star Growth Fund, the Fund posted a solid fourth quarter in 2002, returning 11.0 percent (shares valued at NAV with dividends reinvested). This more than doubled the return of the Lipper Multi-Cap Growth Mutual Fund Average and ranked the Fund in the 12th percentile of all funds in that Lipper category (in other words, ahead of 88 percent of comparable funds). Moreover, that 11.0 percent return was well ahead of the relevant Russell growth indices: Largecap (+7.2 percent), Midcap (+9.2 percent) and Smallcap (+7.5 percent).

    Earlier, I alluded to the Fund's consistent performance over time. As the table on the previous page shows, the Fund outperformed for all of 2002 and for the three-year bear market period as well. Again, comparing it to peer funds in the Lipper Multi-Cap Growth Mutual Fund Average, the Fund ranks in the 39th percentile for 2002 and for the three-year period in the 26th percentile.

    Returning momentarily to the fourth quarter of 2002, what is most promising is how the Fund outperformed in a positive market environment. Through the first three quarters of 2002, the Fund lagged the Lipper Multi-Cap Growth Mutual Fund Average by about two percentage points. When the market turned, the Fund fully participated - more

[SIDENOTE]

"In the current environment ... even good news is greeted skeptically. To be certain, this will change because I believe the parallels to the 1930s are wide of the mark."

than doubling the Lipper return, as I mentioned earlier. I believe that bodes well for the Fund as market conditions improve and investors gain more confidence.

    To touch on all the points in the performance table, the Fund did lag for the fourth quarter and full year when its shares are valued at market price with dividends reinvested. But, much of that lag can be attributed to a widening of the Fund's discount relative to its net asset value. For example, in the fourth quarter of 2001, the greatest discount was just 2.0 percent; in the fourth quarter of 2002 it was 10.2 percent. This widening of the discount was not unique to the Fund, as discounts widened in general for closed-end funds as the year drew to a close. However, the ebb and flow of premiums and discounts tend to even out over time, as evidenced by the fact that for the trailing three years the Fund has outperformed the Lipper average and all the relevant Russell capitalization growth indices when performance is measured based on market price with dividends reinvested, just as the net asset value did.

    In summary, we at Liberty Asset Management Company (LAMCO) believe that the Fund's structure, its current lineup of investment managers and our disciplined approach to growth style investing have served Fund investors well on a relative basis through a terribly difficult market environment. Moreover, these factors position the Fund very favorably for when market conditions improve.

    I invite you to focus on two features of this Annual Report: an overview of LAMCO's investment process, which begins on the next page, and our traditional Manager Roundtable, which begins on page 11. I believe the investment process feature illustrates how LAMCO adds value for shareholders, while the Manager Roundtable takes you inside the thinking of the Fund's portfolio managers.

    On behalf of the entire LAMCO team, I would like to take this opportunity to thank you for your patience and continuing support of the Fund. As always, we will continue to work in the best long-term interests of All-Star Growth Fund shareholders.

Sincerely,

/s/ William R. Parmentier, Jr.

William R. Parmentier, Jr.
President and Chief Executive Officer
Liberty All-Star Growth Fund, Inc.

LAMCO's Investment Process

Fund Objective

Liberty All-Star Growth Fund is designed as a diversified portfolio of small, mid- and large cap growth stocks. In a single investment, the Fund provides investors with access to a diversified growth portfolio utilizing an investment approach called multi-management, which is widely practiced by large institutional investors, such as endowments, foundations and pension plans. Multi-management is intended to result in more consistent and less volatile investment performance over changing market cycles than the use of a single manager.

The Fund's Advisor, Liberty Asset Management Company (LAMCO), employs a rigorous due diligence process to select independent institutional-quality investment management firms that practice a distinct style and/or strategy for managing equity portfolios. LAMCO can be totally objective about the managers it selects because it has no affiliation or alliances with the investment managers selected for the Fund. LAMCO's role is to identify and retain best-of-breed growth-style investment managers and to blend their individual strategies and capitalization focus to form an all-cap growth portfolio.

[GRAPHIC]

AS ADVISOR TO THE ALL-STAR GROWTH FUND, LIBERTY ASSET MANAGEMENT

Fund Structure

Liberty All-Star Growth Fund is a multi-managed fund in which three investment managers practice the growth style of investing across the market capitalization spectrum. Typically, growth managers focus on companies with high expected sales and earnings growth in expanding sectors of the economy. But, as history has demonstrated, investor sentiment rotates among investment strategies and capitalization ranges (small, mid- and large), depending on a wide range of economic and industry-specific factors. In light of these continuous shifts, LAMCO employs its skills to blend three approaches to growth style investing, seeking reduced volatility and greater consistency of returns over time than comparable funds. In addition to being multi-managed, the Fund is closed-end, meaning that it has a fixed number of shares that trade on the New York Stock Exchange. This structure allows the investment managers to pursue long-term goals without the distraction of daily sales and redemptions that can occur at inopportune times.

[GRAPHIC]

COMPANY (LAMCO) ADDS VALUE FOR INVESTORS BY PRACTICING A WELL-

Manager Selection

Manager selection is a key element in our process. There are thousands of investment managers to choose from. LAMCO calls on the expertise of its professional staff, state-of-the-art analytical tools and years of experience in the investment industry to select investment managers for the Fund. In many cases, these are institutional investment managers not accessible to individual investors. In selecting investment managers for the Fund, LAMCO conducts in-depth research and rigorous due diligence. We focus on the "four Ps" ... that is, each manager's philosophy, process, people and performance. We seek investment management firms that have demonstrated a consistent application of their particular growth style of investing and a clearly- articulated, disciplined investment process. We also want to see a well-managed organization and continuity among a firm's investment professionals.

[GRAPHIC]

DEFINED AND DISCIPLINED INVESTMENT MANAGEMENT PROCESS.

Manager Monitoring

Constant vigilance enables LAMCO to ensure that each investment manager is performing up to expectations and that each is contributing to the Fund. Like all businesses, investment management firms can change over time. Ownership and key personnel can change. Market pressures may cause a firm to deviate from its investment style and strategy. Often times, individual investors may have difficulty knowing that the fund manager with whom they originally invested has changed.

LAMCO's active monitoring guards against that. As investment managers analyze stocks, we analyze the managers for the investment characteristics of their holdings, consistent adherence to their style, investment performance and continuity of key decision makers. When warranted, LAMCO replaces managers.

[GRAPHIC]

LAMCO BRINGS OBJECTIVITY, EXPERIENCE AND EXPERTISE TO

Portfolio Rebalancing

Portfolio rebalancing maintains the Fund's structural integrity through time and is also a well-recognized risk management tool. Systematic rebalancing keeps the Fund's assets equally divided among the three investment managers. Owing to shifting market sentiment and their differing styles and strategies, the managers will perform differently over time. This can unbalance the portfolio, causing one or two investment managers to account for a larger share of the portfolio than intended. When this happens, LAMCO takes assets from the outperforming managers and gives it to those who have underperformed. While this seems counterintuitive, it is really a case of taking money from today's winners and redeploying it among tomorrow's. Once again, this is a practice that individual investors may not discipline themselves to perform, but which LAMCO practices consistently.

[GRAPHIC]

CONSTRUCTING AND MONITORING A MULTI-MANAGED PORTFOLIO, AND

DISTRIBUTION POLICY

Since 1997, LAMCO has followed a policy of making annual distributions on its common stock at a rate of approximately 10 percent of the Fund's net asset value (paid quarterly at 2.5 percent per quarter). Because a portion of the portfolio is turned over when an investment manager is replaced (often generating realized capital gains), the Fund's multi-management investment approach and payout policy complement one another and provide a systematic mechanism for distributing funds to shareholders.

DIVIDEND REINVESTMENT

LAMCO recognizes the diverse needs of the Fund's shareholders. Some investors prefer their dividends in the form of cash. Others reinvest their dividends in additional Fund shares, thus letting their dividends compound over time.

SHAREHOLDER SERVICES

LAMCO rounds out its process by providing a range of shareholder services, such as the Web site www.all-starfunds.com and communications, including press releases, monthly updates, quarterly reports and toll-free shareholder assistance.

[GRAPHIC]

IS DEDICATED TO THE LONG-TERM SUCCESS OF FUND SHAREHOLDERS.

INVESTMENT MANAGERS/PORTFOLIO CHARACTERISTICS

THE FUND'S THREE GROWTH INVESTMENT MANAGERS AND THE MARKET CAPITALIZATION ON WHICH EACH FOCUSES:

[GRAPHIC]

MID-CAP GROWTH

TCW INVESTMENT MANAGEMENT COMPANY
Companies with competitive advantages and superior business models that should result in rapidly growing sales and earnings.

SMALL-CAP GROWTH

M.A. WEATHERBIE & CO., INC.
Companies with enduring competitive advantages and high, sustainable earnings growth.

LARGE-CAP GROWTH

WILLIAM BLAIR & COMPANY, L.L.C.
Companies that have demonstrated consistently high rates of growth and profitability.

MANAGERS' DIFFERING INVESTMENT STYLES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund's shareholder reports. It serves as a useful tool for understanding the value of the Fund's multi-managed portfolio. The characteristics are different for each of the Fund's three investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the S&P/BARRA SmallCap, MidCap and LargeCap Growth indices.

                         MARKET CAPITALIZATION SPECTRUM

                     SMALL                          LARGE

PORTFOLIO CHARACTERISTICS
AS OF DECEMBER 31, 2002
(UNAUDITED)

                                      S&P/BARRA GROWTH:
                        ------------------------------------------
                          SMALLCAP        MIDCAP      LARGECAP        M.A.                        WILLIAM        TOTAL
                         600 INDEX      400 INDEX    500 INDEX     WEATHERBIE         TCW          BLAIR         FUND
Number of Holdings           210            159           148            56             43            32           125
---------------------------------------------------------------------------------------------------------------------------
Weighted Average Market
Capitalization
(billions)                 $ 1.1          $ 3.0       $ 101.4         $ 2.2          $ 8.4        $ 60.0        $ 22.8
---------------------------------------------------------------------------------------------------------------------------
Average Five-Year
Earnings Per Share
Growth                        15%            13%           19%           19%            40%           19%           24%
---------------------------------------------------------------------------------------------------------------------------
Dividend Yield               0.7%           0.7%          1.7%          0.2%           0.2%          0.9%          0.4%
---------------------------------------------------------------------------------------------------------------------------
Price/Earnings Ratio          20x            22x           24x           23x            38x           25x           26x
---------------------------------------------------------------------------------------------------------------------------
Price/Book Value Ratio       3.0x           3.6x          5.5x          3.8x           5.5x          5.0x          4.7x
---------------------------------------------------------------------------------------------------------------------------

                                                              MANAGER ROUNDTABLE

DESPITE A DIFFICULT ENVIRONMENT, THE MANAGERS REMAIN CONFIDENT IN THE COMPANIES IN WHICH THEY HAVE INVESTED AND SEE THEIR QUALITY ULTIMATELY BEING RECOGNIZED

THE STORY FOR 2002 WAS QUALITY COMPANIES SUFFERING IN AN ENVIRONMENT THAT DIDN'T DISCRIMINATE BETWEEN GOOD STOCKS AND BAD. ULTIMATELY, THE MANAGERS BELIEVE, THE PREVAILING NEGATIVE SENTIMENT WILL RUN ITS COURSE AND GROWTH WILL RESUME.

THE VIEWS EXPRESSED IN THIS INTERVIEW REPRESENT THE MANAGERS' VIEWS AT THE TIME OF THE DISCUSSION (JANUARY 2003) AND ARE SUBJECT TO CHANGE.

The Fund's manager, Liberty Asset Management Company (LAMCO), recently had the opportunity to ask the three portfolio managers to look back at 2002 and ahead at 2003. Reflective of the Fund's all-cap structure, their comments cover the growth stock capitalization range - small-cap, mid-cap and large-cap. Each manager's comments vary, of course, but a common thread is confidence in their portfolios. Individually, the stocks held in the All-Star Growth Fund represent high quality, competitively positioned companies with sound financials and proven management. But all are faced with the headwinds of weak capital spending, an uneven economy and continued geopolitical risk. As the environment becomes friendlier, these are companies that should be positioned to benefit. LAMCO serves as moderator for the Roundtable. The participating portfolio managers and their investment styles are:

M. A. WEATHERBIE & CO., INC.
PORTFOLIO MANAGER/Matthew A. Weatherbie, CFA,
President and Founder

INVESTMENT STYLE/Small-Cap Growth - M.A. Weatherbie practices a small capitalization growth investment style focusing on high quality companies that demonstrate superior earnings growth prospects, yet are reasonably priced relative to their intrinsic value. The firm seeks to provide superior returns relative to small capitalization growth indices over a full market cycle.

TCW INVESTMENT MANAGEMENT COMPANY
PORTFOLIO MANAGER/Douglas S. Foreman, CFA,
Chief Investment Officer U.S. Equities

INVESTMENT STYLE/Mid-Cap Growth - TCW seeks capital appreciation through investment in the securities of rapidly growing companies whose business prospects, in TCW's view, are not properly perceived by consensus research.

WILLIAM BLAIR & COMPANY, L.L.C.
PORTFOLIO MANAGER/John F. Jostrand, CFA, Principal

INVESTMENT STYLE/Large-Cap Growth - William Blair emphasizes disciplined, fundamental research to identify quality growth companies with the ability to sustain their growth over long time periods. At the core of the firm is a group of analysts, who perform research aimed at identifying companies that have the opportunity to grow in a sustainable fashion for extended periods of time.

LAMCO: With 2002 in the history books, how would you recap the year for growth stock investors? John Jostrand, start us off, please.

JOSTRAND (WILLIAM BLAIR - LARGE-CAP GROWTH): It was a very rough year for growth investors. The recession in profits was far worse than GDP numbers correlate to. A rough performance in the technology segment made the headlines again, but the health care and business service sectors suffered from more than their fair share of disappointments, fears or both.

LAMCO: Matt Weatherbie, what's your perspective?

Weatherbie (M.A. Weatherbie - Small-Cap Growth): The year 2002 was a very difficult one for growth stock investors, with the Russell growth indices (Largecap, Midcap and Smallcap) all suffering declines in the range of 27 to 30 percent. In fact, 2002 was a miserable year for equity investors generally - the third consecutive year of substantial stock price declines. No equity style, strategy or market cap was immune, and U.S. and international stocks both experienced substantial declines.

LAMCO: Doug Foreman, what are your thoughts as you look back?

FOREMAN (TCW - MID-CAP GROWTH): The fourth quarter of 2002 saw more of the worries and volatility that have gripped the market for the past two years. As we entered the fourth quarter, the market was in the throes of near-panic selling, breaking through the lows set in the July sell-off. Fears of a double-dip recession and global deflation were rampant. By October 10, both the S&P 500 and Dow Jones Industrial Average had set new five-year lows and the Nasdaq Composite had fallen to levels not seen since 1996. October brought the release of third quarter profits for corporate America and a raft of economic data, the sum total of which showed that while profits and the economy were limping along, the situation was hardly as dire as the stock prices of early October were discounting. After hopes of an economic recovery led the markets higher through the end of November, December saw the major indices give back some of their gains as it became clear the consumer would be weak this Christmas. We closed the year with the major indices off for a third year in a row, a dubious record not seen in over 60 years.

LAMCO: As Matt Weatherbie noted, the Russell growth indices (Largecap, Midcap and Smallcap) all suffered declines in the range of 27 to 30 percent last year. But, the economy grew (albeit modestly), interest rates were at record lows, inflation was subdued and unemployment, while higher, remained at a manageable 6 percent. In other words, the environment didn't appear to warrant such steep declines. So, why were growth stocks so severely punished? Matt Weatherbie, how do you analyze it?

WEATHERBIE (M.A. WEATHERBIE - SMALL-CAP GROWTH): In hindsight, the strong stock market rally in the fourth quarter of 2001 established unduly optimistic expectations for earnings growth in 2002. While the economy grew modestly - 2.5 to 3 percent real GDP growth - this was insufficient to meet the high earnings expectations for growth stocks in general. In particular, technology stocks, whose growth depends on robust corporate capital spending, showed generally disappointing results because business people remained so cautious in their capital spending decisions.

LAMCO: Doug Foreman and John Jostrand, what are your views on the difficult year for growth stocks despite a moderate economy?

FOREMAN (TCW - MID-CAP GROWTH): Arguably, the extraordinary decline in the value of major U.S. growth indices over the past three years can be attributed to the convergence of three forces: contracting valuations, operating leverage and financial leverage. While it is impossible to predict the short-term direction of the market, we believe all three of these forces have played themselves out. Valuations look attractive, especially

[SIDE NOTE]

"TO UNDERSTAND 2002, YOU HAVE TO LOOK AT HOW EXPECTATIONS CHANGED. AT THE OUTSET, CONSENSUS ESTIMATES FOR S&P 500 EARNINGS WERE $60 PER SHARE ... ACTUAL RESULTS TURNED OUT TO BE ABOUT $47 PER SHARE."

                                           JOHN JOSTRAND, WILLIAM BLAIR

[SIDE NOTE]

"IN HINDSIGHT, THE STRONG STOCK MARKET RALLY IN THE FOURTH QUARTER OF 2001 ESTABLISHED UNDULY OPTIMISTIC EXPECTATIONS FOR EARNINGS GROWTH IN 2002."

                                           MATT WEATHERBIE,
                                           M.A. WEATHERBIE
relative to the historically low level of interest rates and the cyclically depressed level of earnings on which these valuations are based. Compared to other equity and non-equity asset classes, growth stocks still look like an attractive relative value. Contributing to the unprecedented decline in corporate earnings in 2001 was the impact of operating leverage, as companies saw their revenues fall faster than they could reduce costs. With costs now brought in line, corporate margins look to expand - even with very moderate revenue growth - leading to attractive earnings growth. Finally, corporate America is beginning to work down the debt accumulated during its late `90s spending spree. Corporate dependence on short-term borrowings has been declining in recent months and corporate debt spreads have narrowed significantly. Admittedly, digging out from under this debt may be a multi-year process for many companies.

JOSTRAND (WILLIAM BLAIR - LARGE-CAP GROWTH):
To understand 2002, you have to look at how expectations changed over the year. At the outset, consensus estimates for S&P 500 earnings were $60 per share and the index was about 1150, implying a price/earnings ratio of 19x. Actual results for the year turned out to be about $47 per share. That should not happen when interest rates fall, but the interest rates that fell were Treasuries. Corporate rates were actually up through midyear, before backing off amid the equity markets' swoon. Furthermore, gold, oil and other commodities all advanced strongly during the year. Consistent with those commodity price changes, the dollar declined over the year. While commentators were fearful of imported deflation from China, the markets were actually looking at the aggressive policy attempts at reflation - primarily from the Federal Reserve. International markets noted the aggressive monetary ease with a drop in the U.S. dollar futures index from 117 to 102. So, the market put a little extra inflation premium back into valuation.

LAMCO: What's going to turn the market around for growth stocks? Doug Foreman, why don't you lead off and then let's hear from John Jostrand and Matt Weatherbie.

FOREMAN (TCW - MID-CAP GROWTH): As always, we make no effort to predict the direction of the economy. We do, however, speak on a regular basis to scores of senior executives at the companies in which we invest. While the mood among them is hardly euphoric, almost across the board we get the sense that business conditions have remained fairly constant for the past several months. Such stabilization is an important first step on the road to a profit recovery and if it continues should give corporate managers the confidence to again begin investing in growing their companies. In certain industries that we consider to be good leading indicators, such as media and semiconductors, there are early signs of improvement. On a macroeconomic level, the data is certainly mixed. To us, this is not unlike previous recessions. Economic recoveries are not marked by every economic indicator simultaneously turning upwards. Instead, as we saw in the early 1990s, some sectors of the economy start to improve while others are still trying to find bottom. Importantly, both corporate earnings and corporate investment levels expanded during much of 2002. In 1991, as now, America was also facing the uncertainties of war. We should remember, however,

[SIDENOTE]

"WITH COSTS NOW BROUGHT IN LINE, CORPORATE MARGINS LOOK TO EXPAND [AND] CORPORATE AMERICA IS BEGINNING TO WORK DOWN THE DEBT ACCUMULATED DURING ITS LATE `90S SPENDING SPREE."

                                           DOUG FOREMAN, TCW"

[SIDE NOTE]

"WHAT GIVES ME THE MOST CAUSE FOR OPTIMISM IS THE INDIVIDUAL STRENGTHS, COMPANY BY COMPANY, OF THE SMALL CAP GROWTH STOCKS WE ARE INVESTED IN."

                                           MATT WEATHERBIE,
                                           M.A. WEATHERBIE
that in 1991 the start of a market recovery began with the initiation of hostilities, not their conclusion.

JOSTRAND (WILLIAM BLAIR - LARGE-CAP GROWTH): We believe businesses have been under-investing, or using up, the capital investment made during the so-called bubble years. Profits are clearly rebounding now, which provides the means to invest. The need will arise as bottlenecks develop, which should appear this year. Earnings growth and stock prices should follow.

WEATHERBIE (M.A. WEATHERBIE - SMALL-CAP GROWTH): We believe the President's proposed economic stimulus plan should be positive for stocks. In addition, stock market history suggests better times lie ahead. It is highly unusual that the stock market has declined for three consecutive years; the last time this happened was 1939 - 41. Interestingly, 1942, in the wake of Pearl Harbor, was an up year for stocks. Also, the third year of the U.S. President's four-year term is typically good for stocks. The last time that stocks failed to rise in the third year of a presidential term was 1939. While there are undeniable geopolitical uncertainties now, in addition to legitimate economic concerns, these issues always seem more intractable at market lows.

LAMCO: Looking at 2003, insofar as the investment outlook is concerned, what causes you the most concern and what gives you the most cause for optimism? Matt Weatherbie, let's stay with you on this.

WEATHERBIE (M.A. WEATHERBIE - SMALL-CAP GROWTH): My biggest concern for 2003 is that business people will remain very stingy in making capital investments, despite the fact that capital spending has been down significantly for the last two years and corporate profits are beginning to recover. A second major concern is the undeniable geopolitical uncertainties and what impact they could have on consumer, business and investor confidence. What gives me the most cause for optimism is the individual strengths, company by company, of the small cap growth stocks we are invested in. Collectively, they have leading market positions, superior growth prospects, high returns on capital, strong balance sheets and excellent management.

LAMCO: John Jostrand and Doug Foreman, what are your thoughts on positives and negatives for 2003?

JOSTRAND (WILLIAM BLAIR - LARGE-CAP GROWTH):
I guess I'm concerned about too much governmental stimulus. In the 1970s we went through a period of "stagflation" - stagnant real economic growth together with inflationary prices. If business investment does not pick up, that stimulus could find its way into price inflation, which corrodes valuations, even as earnings grow. I believe that investment spending will pick up and that job growth will resume in the latter half of the year. As a result, valuations should rebound and we should be on our way to a positive double-digit return for equity markets.

FOREMAN (TCW - MID-CAP GROWTH): As we exited 2002, one could not help feeling a bit of deja vu. Just as the markets ended 2000 and 2001 worried about the paucity of corporate capital spending and weak profits, New Year's Eve 2002 brought continued questions about the prospects for profit growth in 2003 and whether or not corporate CFOs would open up their capital spending budgets enough to offset recent weaknesses in consumer spending. Two thousand two managed to heap its own concerns on the markets. Just as we exited 2001 fearing additional terrorist attacks and mendacious corporate executives, the country rang out 2002 with conflicts looming with not only Iraq, but North Korea as well.

     On the other hand, we are pleased with the portfolio's

[SIDENOTE]

"I BELIEVE THAT INVESTMENT SPENDING WILL PICK UP AND THAT JOB GROWTH WILL RESUME IN THE LATTER HALF OF THE YEAR. AS A RESULT, VALUATIONS SHOULD REBOUND..."

                                           JOHN JOSTRAND, WILLIAM BLAIR
strong returns relative to the benchmarks in the fourth quarter, as it performed as we would have expected under the circumstances. By virtue of owning the shares of fast-growing companies, our strategy has historically underperformed in difficult growth markets. In a market recovery, however, investors typically return first to high quality companies with the best prospects for earnings growth. We are gratified by the portfolio's performance in the fourth quarter, especially following a third quarter when we held our own against the benchmarks in a very difficult market. This adds confidence to our belief that we own the right growth companies.

LAMCO: From the perspective of your capitalization focus, what will you be concentrating on in the year ahead? Let's go in capitalization order from small to large.

WEATHERBIE (M.A. WEATHERBIE - SMALL-CAP GROWTH): From the perspective of our small cap focus, I will be concentrating on investing in companies with the characteristics I cited earlier - leading market positions, superior growth prospects, high returns on capital, strong balance sheets and excellent management. These are companies that can do well in a 2003 economy that grows, but perhaps not much more than it did in 2002. While this is a batting average business, I believe that, overall, we are invested across the board in these types of companies at present.

FOREMAN (TCW - MID-CAP GROWTH): In the face of many challenges, we continue to adhere to our discipline of owning aggressive growth stocks. While this has been about the worst possible macroeconomic and market backdrop for this strategy, we remain optimistic for 2003. We firmly believe that our investors will be rewarded for their patience in an economic and market recovery. When we examine the performance of many competing growth managers, it seems many have abandoned growth stocks. We believe this will prove to be a mistake. We remain convinced aggressive growth stocks will be one of the most attractive asset classes over the next market cycle.

JOSTRAND (WILLIAM BLAIR - LARGE-CAP GROWTH): We will be refocusing on technology. That may seem a little unusual, since innovation and price elasticity are the normal drivers. However, we see under-investment as the initial spark in technology. Telecom companies are spending about 15 percent of sales on capital equipment, when normal is 20 to 22 percent. Network utilization, another determinant is difficult to ascertain, but we believe it is rising. Computer hardware is aging in the corporate world, as well. Our preferred way to invest is through leading semiconductor companies, but we also recently purchased Dell Computer.

LAMCO: Thank you all very much, and let's hope for a return to normalcy in 2003.

[SIDENOTE]

"WHEN WE EXAMINE THE PERFORMANCE OF MANY COMPETING GROWTH MANAGERS, IT SEEMS MANY HAVE ABANDONED GROWTH STOCKS. WE BELIEVE THIS WILL PROVE TO BE A MISTAKE."

                                           DOUG FOREMAN, TCW

TABLE OF PER-SHARE VALUES, DISTRIBUTIONS AND REINVESTMENTS

                                      SHARES      SHARES
           SHARES                    PURCHASED   ACQUIRED    SHARES     NAV(2)             MARKET PRICE  TOTAL MARKET
          OWNED AT                   THROUGH      THROUGH    OWNED   PER SHARE  TOTAL NAV    PER SHARE      PRICE OF
         BEGINNING    PER SHARE    REINVESTMENT   RIGHTS     AT END   AT END    OF SHARES     AT END        SHARES
 YEAR     OF YEAR   DISTRIBUTIONS     PROGRAM    OFFERING   OF YEAR   OF YEAR     OWNED       OF YEAR       OWNED
1996(1)    1.000      $ 1.02          0.107            -     1.107    $ 11.27    $ 12.48    $   9.25     $  10.24
1997       1.107        1.24          0.125            -     1.232      12.89      15.88      11.938        14.71
1998       1.232        1.35          0.159        0.130(3)  1.521      13.03      19.82      11.438        17.40
1999       1.521        1.23          0.188            -     1.709      13.44      22.97      10.813        18.48
2000       1.709        1.34          0.214            -     1.923      10.86      20.88       9.438        18.15
2001       1.923        0.92          0.235        0.239(3)  2.397       8.31      19.92        8.33        19.97
2002       2.397        0.67          0.271           -      2.668       5.44      14.51        5.05        13.47

1. Represents the first full year that Liberty Asset Management Company assumed complete management responsibility for the Fund.
2.  Net Asset Value.
3. 1998: Rights offering completed in July 1998. One share offered at $12.41 for every 10 shares owned.
    2001: Rights offering completed in September 2001. One share offered at $6.64 for every 8 shares owned.

DISTRIBUTION POLICY

Liberty All-Star Growth Fund, Inc.'s current policy, in effect since 1997, is to pay distributions on its shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. THE FIXED DISTRIBUTIONS ARE NOT RELATED TO THE AMOUNT OF THE FUND'S NET INVESTMENT INCOME OR NET REALIZED CAPITAL GAINS OR LOSSES. If, for any calendar year, the total distributions made under the 10 percent pay-out policy exceed the Fund's net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder's adjusted basis in his or her shares. If the Fund's net investment income and net realized capital gains for any year exceed the amount distributed under the 10 percent pay-out policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.

                                                                 TOP 50 HOLDINGS

     RANK AS        RANK AS                                                              MARKET           PERCENT OF
   of 12/31/02    of 9/30/02          SECURITY NAME                                   value ($000)        NET ASSETS
        1             2               Westwood One, Inc.                                $ 3,650               3.3%
        2             1               Bed Bath & Beyond, Inc.                             3,218               2.9
        3             3               Paychex, Inc.                                       3,027               2.7
        4             4               eBay, Inc.                                          2,862               2.6
        5             5               Fastenal Co.                                        2,481               2.2
        6             7               Microchip Technology, Inc.                          2,369               2.1
        7             8               Microsoft Corp.                                     2,306               2.1
        8            16               Maxim Integrated Products, Inc.                     2,075               1.8
        9            11               Family Dollar Stores, Inc.                          2,061               1.8
       10             9               Concord EFS, Inc.                                   1,877               1.7
       11            13               Clear Channel Communications, Inc.                  1,842               1.6
       12            27               National Instruments Corp.                          1,822               1.6
       13            22               Xilinx, Inc.                                        1,765               1.6
       14            12               State Street Corp.                                  1,755               1.6
       15             6               Medtronic, Inc.                                     1,744               1.6
       16            33               Getty Images, Inc.                                  1,737               1.5
       17            14               Genentech, Inc.                                     1,728               1.5
       18            17               American International Group, Inc.                  1,643               1.5
       19            18               Pfizer, Inc.                                        1,600               1.4
       20            19               Dollar Tree Stores, Inc.                            1,595               1.4
       21            29               99 Cents Only Stores                                1,591               1.4
       22            30               EchoStar Communications Corp., Class A              1,556               1.4
       23            40               Vodafone Group PLC, ADR                             1,495               1.3
       24           New               Cox Communications, Inc., Class A                   1,480               1.3
       25            20               Gilead Sciences, Inc.                               1,448               1.3
       26            21               Walgreen Co.                                        1,315               1.2
       27            35               Zebra Technologies Corp., Class A                   1,292               1.2
       28            10               Financial Federal Corp.                             1,263               1.1
       29            37               Overture Services, Inc.                             1,259               1.1
       30            34               Univision Communications, Inc.                      1,235               1.1
       31            38               PolyMedica Corp.                                    1,220               1.1
       32            32               UnitedHealth Group, Inc.                            1,171               1.0
       33            42               Eli Lilly and Co.                                   1,160               1.0
       34            39               Outback Steakhouse, Inc.                            1,148               1.0
       35            44               Omnicom Group, Inc.                                 1,121               1.0
       36            25               Investors Financial Services Corp.                  1,119               1.0
       37            31               Baxter International, Inc.                          1,104               1.0
       38            26               Patterson Dental Co.                                1,097               1.0
       39            36               Charles River Laboratories International, Inc.      1,085               1.0
       40            41               Cintas Corp.                                        1,082               1.0
       41            45               Automatic Data Processing, Inc.                     1,062               0.9
       42            46               PepsiCo, Inc.                                         988               0.9
       43            48               Amgen, Inc.                                           981               0.9
       44            53               Linear Technology Corp.                               935               0.8
       45            49               Cytyc Corp.                                           930               0.8
       46            43               International Speedway Corp., Class A                 908               0.8
       47            68               Yahoo!, Inc.                                          886               0.8
       48            23               Investment Technology Group, Inc.                     882               0.8
       49            15               Lincare Holdings, Inc.                                868               0.8
       50            60               Expedia, Inc.                                         830               0.7

MAJOR STOCK CHANGES IN THE FOURTH QUARTER

The following are the major ($500,000 or more) stock changes--both purchases and sales--that were made in the Fund's portfolio during the fourth quarter of 2002.

SECURITY NAME                     PURCHASES (SALES)      SHARES AS OF 12/31/02
PURCHASES

Avid Technology, Inc.                  35,116                   35,116

The Cheesecake Factory, Inc.           19,250                   19,250

Cox Communications, Inc.               52,100                   52,100

Dell Computer Corp.                    20,500                   20,500

SALES

Bed Bath & Beyond, Inc.               (31,300)                  93,200

The Home Depot, Inc.                  (25,000)                       0

Intuit, Inc.                          (11,400)                  16,000

Lincare Holdings, Inc.                (25,360)                  27,450

                                 SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS (98.8%)                                           SHARES     MARKET VALUE
CONSUMER DISCRETIONARY (28.1%)

HOTELS, RESTAURANTS & LEISURE (3.4%)
The Cheesecake Factory, Inc. (a)                                 19,250   $     695,887
International Speedway Corp., Class A                            24,360         908,384
Outback Steakhouse, Inc. (a)                                     33,330       1,147,885
Panera Bread Co., Class A (a)                                    18,250         635,283
Sonic Corp. (a)                                                  19,900         407,751
                                                                          -------------
                                                                              3,795,190
                                                                          -------------
INTERNET & CATALOG RETAIL (3.2%)
Amazon.com, Inc. (a)                                             36,600         691,374
eBay, Inc. (a)                                                   42,200       2,862,004
                                                                          -------------
                                                                              3,553,378
                                                                          -------------
MEDIA (13.8%)
Cablevision Systems Corp., Class A (a)                           29,951         501,380
Catalina Marketing Corp. (a)                                     21,950         406,075
Clear Channel Communications, Inc. (a)                           49,400       1,842,126
Cox Communications, Inc., Class A (a)                            52,100       1,479,640
Cox Radio, Inc., Class A (a)                                     31,300         713,953
EchoStar Communications Corp., Class A (a)                       69,900       1,555,974
Getty Images, Inc. (a)                                           56,870       1,737,378
Hispanic Broadcasting Corp. (a)                                  22,700         466,485
Mediacom Communications Corp. (a)                                85,100         749,731
Omnicom Group, Inc.                                              17,360       1,121,456
Univision Communications, Inc., Class A (a)                      50,400       1,234,800
Westwood One, Inc. (a)                                           97,700       3,650,072
                                                                          -------------
                                                                             15,459,070
                                                                          -------------
MULTI-LINE RETAIL (4.7%)
Dollar Tree Stores, Inc. (a)                                     64,905       1,594,716
Family Dollar Stores, Inc.                                       66,025       2,060,640
99 Cents Only Stores (a)                                         59,218       1,590,595
                                                                          -------------
                                                                              5,245,951
                                                                          -------------
SPECIALTY RETAIL (3.0%)
Bed Bath & Beyond, Inc. (a)                                      93,200       3,218,196
The Children's Place Retail Stores, Inc. (a)                     16,670         177,369
                                                                          -------------
                                                                              3,395,565
                                                                          -------------

See Notes to Schedule of Investments.

COMMON STOCKS (CONTINUED)                                       SHARES    MARKET VALUE
CONSUMER STAPLES (2.4%)

BEVERAGES (0.9%)
PepsiCo, Inc.                                                    23,400   $    987,948
                                                                          ------------
FOOD & DRUG RETAILING (1.2%)
Walgreen Co.                                                     45,050      1,315,010
                                                                          ------------
HOUSEHOLD PRODUCTS (0.3%)
The Yankee Candle Co., Inc. (a)                                  23,850        381,600
                                                                          ------------
ENERGY (1.7%)

Energy Equipment & Services (1.1%)
Patterson - UTI Energy, Inc. (a)                                 23,940        722,270
Pride International, Inc. (a)                                    37,345        556,441
                                                                          ------------
                                                                             1,278,711
                                                                          ------------
OIL & GAS (0.6%)
Tidewater, Inc.                                                  22,130        688,243
                                                                          ------------
FINANCIALS (8.5%)

BANKS (1.0%)
Investors Financial Services Corp.                               40,861      1,119,183
                                                                          ------------
DIVERSIFIED FINANCIALS (5.5%)
Affiliated Managers Group, Inc. (a)                               9,050        455,215
The Chicago Mercantile Exchange (a)                                 800         34,928
Financial Federal Corp. (a)                                      50,252      1,262,833
Household International, Inc.                                    28,100        781,461
MBNA Corp.                                                       37,575        714,676
SEI Investments Co.                                              18,300        497,394
State Street Corp.                                               45,000      1,755,000
T. Rowe Price Group, Inc.                                        21,900        597,432
                                                                          ------------
                                                                             6,098,939
                                                                          ------------
INSURANCE (2.0%)
American International Group, Inc.                               28,400      1,642,940
Brown & Brown, Inc.                                               6,900        223,008
Cincinnati Financial Corp.                                        4,600        172,730
Platinum Underwriters Holdings, Ltd. (a)                          9,582        252,486
                                                                          ------------
                                                                             2,291,164
                                                                          ------------

                                           See Notes to Schedule of Investments.

COMMON STOCKS (CONTINUED)                                       SHARES    MARKET VALUE
HEALTH CARE (17.7%)

BIOTECHNOLOGY (6.1%)
Amgen, Inc. (a)                                                  20,300   $    981,302
Charles River Laboratories International, Inc. (a)               28,195      1,084,944
Genentech, Inc. (a)                                              52,100      1,727,636
Gilead Sciences, Inc. (a)                                        42,600      1,448,400
Martek Biosciences Corp. (a)                                     19,540        491,626
MedImmune, Inc. (a)                                              16,000        434,720
QLT, Inc. (a)                                                    54,317        463,759
Vertex Pharmaceuticals, Inc. (a)                                 11,100        175,935
                                                                          ------------
                                                                             6,808,322
                                                                          ------------
HEALTH CARE EQUIPMENT & SUPPLIES (5.0%)
Baxter International, Inc.                                       39,438      1,104,264
Cytyc Corp. (a)                                                  91,145        929,679
Medtronic, Inc.                                                  38,250      1,744,200
PolyMedica Corp. (a)                                             39,550      1,219,722
ResMed, Inc. (a)                                                 20,195        617,361
                                                                          ------------
                                                                             5,615,226
                                                                          ------------
HEALTH CARE PROVIDERS & SERVICES (4.0%)
Andrx Group (a)                                                  23,300        341,811
Express Scripts, Inc., Class A (a)                               11,800        566,872
Inveresk Research Group, Inc. (a)                                22,410        483,609
Lincare Holdings, Inc. (a)                                       27,450        867,969
Patterson Dental Co. (a)                                         25,080      1,096,999
UnitedHealth Group, Inc.                                         14,020      1,170,670
                                                                          ------------
                                                                             4,527,930
                                                                          ------------
PHARMACEUTICALS (2.6%)
Eli Lilly and Co.                                                18,275      1,160,462
InterMune, Inc. (a)                                               7,185        183,289
Pfizer, Inc.                                                     52,330      1,599,728
                                                                          ------------
                                                                             2,943,479
                                                                          ------------
INDUSTRIALS (12.7%)

AIR FREIGHT & COURIERS (0.2%)
UTI Worldwide, Inc.                                               9,420        247,275
                                                                          ------------
COMMERCIAL SERVICES & SUPPLIES (9.6%)
Automatic Data Processing, Inc.                                  27,050      1,061,713

See Notes to Schedule of Investments.

COMMON STOCKS (CONTINUED)                                       SHARES    MARKET VALUE
COMMERCIAL SERVICES & SUPPLIES (CONTINUED)
CheckFree Corp. (a)                                              31,000   $    496,031
Cintas Corp.                                                     23,650      1,081,987
Concord EFS, Inc. (a)                                           119,250      1,876,995
Education Management Corp. (a)                                   11,780        442,928
Expedia, Inc., Class A (a)                                       12,400        829,934
FreeMarkets, Inc. (a)                                            39,160        252,151
Hotel Reservations Network, Inc., Class A (a)                     7,000        382,410
Paychex, Inc.                                                   108,500      3,027,150
Robert Half International, Inc. (a)                              50,460        812,911
West Corp. (a)                                                   29,330        486,878
                                                                          ------------
                                                                            10,751,088
                                                                          ------------
MACHINERY (0.7%)
Danaher Corp.                                                    12,600        827,820
                                                                          ------------
TRADING COMPANIES & DISTRIBUTORS (2.2%)
Fastenal Co.                                                     66,360      2,481,200
                                                                          ------------
INFORMATION TECHNOLOGY (26.0%)

COMMUNICATIONS EQUIPMENT (2.7%)
Avid Technology, Inc. (a)                                        35,116        805,912
Black Box Corp. (a)                                              14,660        656,768
Cisco Systems, Inc. (a)                                          25,000        327,500
Juniper Networks, Inc. (a)                                       73,500        499,800
Nokia Oyj (b)                                                    24,800        384,400
Packeteer, Inc. (a)                                              58,623        402,154
                                                                          ------------
                                                                             3,076,534
                                                                          ------------
COMPUTERS & PERIPHERALS (1.0%)
Dell Computer Corp. (a)                                          20,500        548,170
EMC Corp. (a)                                                    26,100        160,254
Network Appliance, Inc. (a)                                      43,400        434,000
                                                                          ------------
                                                                             1,142,424
                                                                          ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.8%)
Cognex Corp. (a)                                                 38,155        703,197
CTS Corp.                                                        17,460        135,315
                                                                          ------------
                                                                               838,512
                                                                          ------------
INTERNET SOFTWARE & SERVICES (3.1%)
Agile Software Corp. (a)                                         48,400        374,616
BEA Systems, Inc. (a)                                            46,900        537,943

                                           See Notes to Schedule of Investments.

COMMON STOCKS (CONTINUED)                                       SHARES    MARKET VALUE
INTERNET SOFTWARE & SERVICES (CONTINUED)
Interwoven, Inc. (a)                                             87,590   $    227,734
Overture Services, Inc. (a)                                      46,100      1,258,991
Retek, Inc. (a)                                                  70,732        192,391
Yahoo!, Inc. (a)                                                 54,200        886,170
                                                                          ------------
                                                                             3,477,845
                                                                          ------------
IT CONSULTING & SERVICES (1.5%)
Investment Technology Group, Inc. (a)                            39,442        881,923
SunGard Data Systems, Inc. (a)                                   35,000        824,600
                                                                          ------------
                                                                             1,706,523
                                                                          ------------
OFFICE ELECTRONICS (1.2%)
Zebra Technologies Corp., Class A (a)                            22,545      1,291,829
                                                                          ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (9.6%)
Altera Corp. (a)                                                 27,600        340,308
Applied Micro Circuits Corp. (a)                                 78,200        288,558
Axcelis Technologies, Inc. (a)                                   52,580        294,921
Intel Corp.                                                      42,100        655,497
Intersil Corp., Class A (a)                                      17,856        248,913
Linear Technology Corp.                                          36,350        934,922
Maxim Integrated Products, Inc. (a)                              62,800      2,074,912
Micrel, Inc. (a)                                                 24,159        216,948
Microchip Technology, Inc. (a)                                   96,887      2,368,887
Novellus Systems, Inc. (a)                                       15,400        432,432
Pericom Semiconductor Corp. (a)                                  28,034        232,962
Semtech Corp. (a)                                                18,460        201,583
Texas Instruments, Inc.                                          48,000        720,480
Xilinx, Inc. (a)                                                 85,700      1,765,420
                                                                          ------------
                                                                            10,776,743
                                                                          ------------
SOFTWARE (6.1%)
Advent Software, Inc. (a)                                         8,030        109,449
E.piphany, Inc. (a)                                              62,810        261,918
Intuit, Inc. (a)                                                 16,000        750,720
Micromuse, Inc. (a)                                              57,520        219,726
Microsoft Corp. (a)                                              44,600      2,305,820
National Instruments Corp. (a)                                   56,090      1,822,364
Rational Software Corp. (a)                                      23,200        241,048
Siebel Systems, Inc. (a)                                         86,600        647,768
Symantec Corp. (a)                                               12,800        518,528
                                                                          ------------
                                                                             6,877,341
                                                                          ------------

See Notes to Schedule of Investments.

COMMON STOCKS (CONTINUED)                                       SHARES    MARKET VALUE
TELECOMMUNICATION SERVICES (1.7%)

WIRELESS TELECOMMUNICATION SERVICES (1.7%)
Sprint Corp. (PCS Group) (a)                                     86,500   $    378,870
Vodafone Group PLC (b)                                           82,500      1,494,900
                                                                          ------------
                                                                             1,873,770
                                                                          ------------
TOTAL COMMON STOCKS (COST OF $119,306,796)                                 110,873,813
                                                                          ============

WARRANTS (0.1%)                                                  UNITS
INDUSTRIAL (0.1%)

COMMERCIAL SERVICES & SUPPLIES (0.1%)
Expedia, Inc., Expiration Date 02/04/09 (Cost of $20,691) (a)     1,459         52,261
                                                                           -----------

SHORT-TERM INVESTMENT (2.0%)                                  PAR VALUE
REPURCHASE AGREEMENT (2.0%)

Repurchase agreement with State Street Bank & Trust Co.,
dated 12/31/02, at 1.18% due on 01/02/03, collateralized by
U.S Treasury Bonds and Notes with maturities to 2012,
current market value of $2,313,933
(repurchase proceeds $2,261,148) (Cost of $2,261,000)         2,261,000      2,261,000
                                                                          ------------
TOTAL INVESTMENTS (100.9%) (COST OF $121,588,487) (C)                      113,187,074

OTHER ASSETS AND LIABILITIES, NET (-0.9%)                                     (966,346)
                                                                          ------------
NET ASSETS (100.0%)                                                       $ 12,220,728
                                                                          ------------
NET ASSET VALUE PER SHARE (20,618,488 SHARES OUTSTANDING)                 $       5.44
                                                                          ============

NOTES TO SCHEDULE OF INVESTMENTS:

     (a) Non-income producing security.
     (b) Represents an American Depositary Receipt.
     (c) Cost of investments for federal income tax purposes is $122,640,367. Gross unrealized appreciation and depreciation of investments at
             December 31, 2002 is as follows:
                 Gross unrealized appreciation     $  25,309,857
                  Gross unrealized depreciation      (34,763,150)
                                                   -------------
                    Net unrealized depreciation    $  (9,453,293)
                                                   =============

                                              See Notes to Financial Statements.

                                                            FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2002

ASSETS:
  Investments at market value (identified cost $121,588,487)                    $  113,187,074
  Receivable for investments sold                                                      847,342
  Dividends and interest receivable                                                     73,461
  Cash                                                                                   3,632
  Other assets                                                                           8,480
                                                                                --------------
    TOTAL ASSETS                                                                   114,119,989
                                                                                ==============
LIABILITIES:
  Payable for investments purchased                                                    111,628
  Distributions payable to shareholders                                              1,351,186
  Management, administrative and bookkeeping/pricing fees payable                      289,019
  Accrued expenses                                                                     147,428
                                                                                --------------
    TOTAL LIABILITIES                                                                1,899,261
                                                                                --------------
NET ASSETS                                                                      $  112,220,728
                                                                                ==============
NET ASSETS REPRESENTED BY:
  Paid-in capital (authorized 60,000,000 shares at $0.10 Par;
    20,618,488 shares outstanding)                                              $  145,859,540
  Accumulated net realized loss on investments                                     (25,237,399)
  Net unrealized depreciation on investments                                        (8,401,413)
                                                                                --------------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES
OF COMMON STOCK ($5.44 PER SHARE)                                               $  112,220,728
                                                                                ==============

See Notes to Financial Statements.

STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2002

INVESTMENT INCOME:
   Dividends                                                                                  $      366,526
   Interest                                                                                           43,300
                                                                                              --------------
      TOTAL INVESTMENT INCOME (NET OF FOREIGN TAXES
           WITHHELD AT SOURCE WHICH AMOUNTED TO $4,489)                                              409,826

EXPENSES:
   Management fee                                                            $    1,052,818
   Administrative fee                                                               262,929
   Bookkeeping and pricing fees                                                      32,888
   Custodian fees                                                                    28,278
   Transfer agent fees                                                               99,587
   Shareholder communication expenses                                               178,709
   Directors' fees and expenses                                                      39,056
   NYSE fee                                                                          45,714
   Miscellaneous expense                                                             74,132
                                                                             --------------
      TOTAL EXPENSES                                                                               1,814,111
                                                                                              --------------
      CUSTODY EARNINGS CREDIT                                                                           (103)
                                                                                              --------------
      NET EXPENSES                                                                                 1,814,008
                                                                                              --------------
NET INVESTMENT LOSS                                                                               (1,404,182)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investment transactions:
   Proceeds from sales                                                           40,907,006
   Cost of investments sold                                                      49,829,074
                                                                             --------------
      Net realized loss on investment transactions                                                (8,922,068)

Net unrealized appreciation (depreciation) on investments:
   Beginning of year                                                             25,133,280
   End of year                                                                   (8,401,413)
      Change in unrealized appreciation-net                                                      (33,534,693)
                                                                                              --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                          $  (43,860,943)
                                                                                              --------------

                                              See Notes to Financial Statements.

                                                                     YEAR ENDED DECEMBER 31,
                                                                  -----------------------------
STATEMENT OF CHANGES IN NET ASSETS                                     2002           2001
OPERATIONS:
   Net investment loss                                            $  (1,404,182)  $  (1,706,286)
   Net realized loss on investment transactions                      (8,922,068)    (14,243,505)
   Change in unrealized appreciation-net                            (33,534,693)     (6,319,926)
                                                                  -------------   -------------
   Net decrease in net assets resulting from operations             (43,860,943)    (22,269,717)
                                                                  -------------   -------------
DISTRIBUTIONS DECLARED FROM:
   Paid-in capital                                                  (13,398,589)    (15,906,792)
                                                                  -------------   -------------
   Total distributions                                              (13,398,589)    (15,906,792)
                                                                  -------------   -------------
CAPITAL TRANSACTIONS:
   Proceeds from rights offering                                             --      13,908,810
   Dividend reinvestments                                             6,185,822       7,254,347
                                                                  -------------   -------------
   Increase in net assets from capital share transactions             6,185,822      21,163,157
                                                                  -------------   -------------
   Total decrease in net assets                                     (51,073,710)    (17,013,352)

NET ASSETS:
   Beginning of year                                                163,294,438     180,307,790
                                                                  -------------   -------------
   End of year                                                    $ 112,220,728   $ 163,294,438
                                                                  =============   =============

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                              YEAR ENDED DECEMBER 31,
                                                     -----------------------------------------
                                                       2002       2001       2000       1999
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year                 $   8.31   $  10.86   $  13.44   $  13.03
                                                     --------   --------   --------   --------
Income from Investment Operations:
      Net investment income (loss)                      (0.07)     (0.09)     (0.09)     (0.05)
      Net realized and unrealized gain
            (loss) on investments                       (2.13)     (1.50)     (1.15)      1.83
                                                     --------   --------   --------   --------
TOTAL FROM INVESTMENT OPERATIONS                        (2.20)     (1.59)     (1.24)      1.78
                                                     --------   --------   --------   --------
Less Distributions from:
      Net investment income                                --         --         --         --
      Paid-in capital                                   (0.67)     (0.92)     (0.05)        --
      Realized capital gain                                --         --      (1.22)     (1.23)
      In excess of realized capital gain                   --         --      (0.07)        --
                                                     --------   --------   --------   --------
Total Distributions                                     (0.67)     (0.92)     (1.34)     (1.23)
                                                     --------   --------   --------   --------
Change due to rights offering (a)                          --      (0.04)        --         --
Impact of shares issued
      in dividend reinvestment (b)                         --         --         --      (0.14)
                                                     --------   --------   --------   --------
Total Distributions, Reinvestments
      and Rights Offering                               (0.67)     (0.96)     (1.34)     (1.37)
                                                     --------   --------   --------   --------
Net asset value at end of year                       $   5.44   $   8.31   $  10.86   $  13.44
                                                     ========   ========   ========   ========
Market price at end of year                          $   5.05   $   8.33   $  9.438   $ 10.813
                                                     ========   ========   ========   ========
TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (c)
Based on net asset value                                (27.2)%    (13.7)%     (9.1)%     15.9%
Based on market price                                   (32.6)%     (0.5)%     (1.8)%      6.2%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of year (millions)                 $    112   $    163   $    180   $    219
Ratio of expenses to average net assets (d)              1.38%      1.41%      1.21%      1.20%
Ratio of net investment income (loss)
      to average net assets (d)                         (1.07)%    (1.12)%    (0.71)%    (0.37)%
Portfolio turnover rate                                    25%        41%        62%        71%

(a) Effect of Fund's rights offerings for shares at a price below net asset value.
(b) Effect of payment of a portion of distributions in newly issued shares at a discount from net asset value.
(c) Calculated assuming all distributions reinvested at actual reinvestment price and all primary rights exercised.

                                              See Notes to Financial Statements.

                                                                           YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------------------
                                                       1998       1997       1996      1995(e)     1994       1993
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year                 $  12.89   $  11.27   $  10.55   $   9.95   $  10.54   $  10.28
                                                     --------   --------   --------   --------   --------   --------
Income from Investment Operations:
      Net investment income (loss)                      (0.03)     (0.02)      0.01       0.31       0.23       0.18
      Net realized and unrealized gain
            (loss) on investments                        1.73       2.88       1.86       1.05      (0.24)      0.56
                                                     --------   --------   --------   --------   --------   --------
TOTAL FROM INVESTMENT OPERATIONS                         1.70       2.86       1.87       1.36      (0.01)      0.74
                                                     --------   --------   --------   --------   --------   --------
Less Distributions from:
      Net investment income                                --         --      (0.01)     (0.31)     (0.23)     (0.18)
      Paid-in capital                                   (0.83)        --         --         --         --         --
      Realized capital gain                             (0.52)     (1.24)     (1.01)     (0.45)     (0.35)     (0.30)
      In excess of realized capital gain                   --         --         --         --         --         --
                                                     --------   --------   --------   --------   --------   --------
Total Distributions                                     (1.35)     (1.24)     (1.02)     (0.76)     (0.58)     (0.48)
                                                     --------   --------   --------   --------   --------   --------
Change due to rights offering (a)                       (0.21)        --         --         --         --         --
Impact of shares issued
      in dividend reinvestment (b)                         --         --      (0.13)        --         --         --
                                                     --------   --------   --------   --------   --------   --------
Total Distributions, Reinvestments
      and Rights Offering                               (1.56)     (1.24)     (1.15)     (0.76)     (0.58)     (0.48)
                                                     --------   --------   --------   --------   --------   --------
Net asset value at end of year                       $  13.03   $  12.89   $  11.27   $  10.55   $   9.95   $  10.54
                                                     ========   ========   ========   ========   ========   ========
Market price at end of year                          $ 11.438   $ 11.938   $  9.250   $  9.375   $  8.500   $ 10.250
                                                     ========   ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (c)
Based on net asset value                                 15.3%      27.3%      18.3%      14.6%       0.5%       7.2%
Based on market price                                     9.3%      43.6%       9.3%      19.3%     (11.7)%      7.2%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of year (millions)                 $    199   $    167   $    137   $    120   $    113   $    125
Ratio of expenses to average net assets (d)              1.22%      1.20%      1.35%      1.42%      1.51%      1.35%
Ratio of net investment income (loss)
      to average net assets (d)                         (0.22)%    (0.18)%     0.06%      2.87%      2.12%      1.71%
Portfolio turnover rate                                    33%        57%        51%        82%        50%        47%

(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(e) Liberty Asset Management Company assumed complete management responsibilities of the Fund in November 1995.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS December 31, 2002

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES
Liberty All-Star Growth Fund, Inc. (the "Fund"), is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company and commenced operations on March 14, 1986. The Fund's investment goal is to seek long term capital appreciation. The Fund is managed by Liberty Asset Management Company (the "Manager").

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS - Portfolio securities listed on an exchange and over-the-counter securities quoted on the NASDAQ system are valued on the basis of the last sale on the date as of which the valuation is made, or, lacking any sales, at the mean of the closing bid and asked quotations on that date. Over-the-counter securities not quoted on the NASDAQ system are valued at the most recent bid prices on that date. Securities for which reliable quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Board of Directors ("Directors"). Short-term instruments maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term instruments with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine that this does not represent fair value. These securities will be valued at their fair value as determined in good faith by or under the supervision of the Directors.

PROVISION FOR FEDERAL INCOME TAX - Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income to shareholders, no federal income tax has been accrued.

DISTRIBUTIONS TO SHAREHOLDERS - The Fund currently has a policy of paying distributions on its common shares totaling approximately 10% of its net asset value per year, payable in four quarterly distributions of 2.5% of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on the ex-dividend date.

OTHER - Security transactions are accounted for on the trade date. Interest income and expenses are recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

NOTE 2. FEDERAL TAX INFORMATION
Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for deferral of losses from wash sales, net operating losses, distributions payable, capital loss carryforwards and post-October losses. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

     For the year ended December 31, 2002, permanent items identified and reclassified among the components of net assets are as follows:

          UNDISTRIBUTED
          NET INVESTMENT                PAID-IN
              INCOME                    CAPITAL
          --------------             -------------
            $ 1,404,182              $ (1,404,182)

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

     The tax character of distributions paid during 2002 and 2001 was as follows:

                                 2002            2001
                                 ----            ----
Distributions paid from:
Ordinary income             $         --   $         --
Long-term capital gain                --             --
                            ------------   ------------
                                      --             --
Return of capital             14,239,710     15,906,792
                            ------------   ------------
                            $ 14,239,710   $ 15,906,792

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

   UNDISTRIBUTED        UNDISTRIBUTED
     ORDINARY             LONG-TERM           UNREALIZED
      INCOME            CAPITAL GAINS        DEPRECIATION*
        --                   --              $ 9,453,293

* The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses of wash sales.

The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

              YEAR OF                CAPITAL LOSS
            EXPIRATION               CARRYFORWARD
            ----------               ------------
               2009                  $ 12,880,379
               2010                    11,242,729
                                     ------------
                            Total    $ 24,123,108
                                     ------------

Future realized gains offset by the loss carryforwards are not required to be distributed to shareholders. However, under the Fund's distribution policy, as discussed in Note 1, such gains may be distributed to shareholders in the year the gains are realized. Any such gains distributed may be taxable to shareholders as ordinary income. Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2002 for federal income tax purposes, post-October losses of $62,410 attributable to security transactions were deferred to January 1, 2003.

NOTE 3. FEES PAID TO AFFILIATES
Under the Fund's Management and Portfolio Management Agreements, the Fund pays the Manager a management fee for its investment management services at an annual rate of 0.80% of the Fund's average weekly net assets. The Manager pays each Portfolio Manager a portfolio management fee at an annual rate of 0.40% of the average weekly net assets of the investment portfolio managed by it. The Fund also pays the Manager a fee for its administrative services at an annual rate of 0.20% of the Fund's average weekly net assets. The annual fund management and administrative fees are reduced to 0.72% and 0.18%, respectively, on average weekly net assets in excess of $300 million. The aggregate annual fees payable by the Manager to the Portfolio Managers are reduced to 0.36% of the Fund's average weekly net assets in excess of $300 million. The Manager is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Manager has delegated those functions to State Street Bank and Trust Company ("State Street"). The Manager pays fees to State Street under the Outsourcing Agreement.

     Under its pricing and bookkeeping agreement with the Fund, the Manager receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average weekly net assets are more than $50 million, a monthly fee equal to the average weekly net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. For the year ended December 31, 2002, the annualized net asset based fee was 0.023%. The Fund also pays out-of-pocket costs for pricing services.

OTHER - The Fund pays no compensation to its officers, all of whom are employees of the Manager or its affiliates. The Fund had an agreement with its custodian bank under which $103 of custody fees were reduced by balance credits applied during the year ended December 31, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income producing asset if it had not entered into such an agreement.

NOTE 4. CAPITAL TRANSACTIONS
In a rights offering commencing August 10, 2001, shareholders exercised rights to purchase 2,117,781 shares at $6.64 per share for proceeds, net of expenses, of $13,908,810. During the year ended December 31, 2002 and the year ended December 31, 2001, distributions in the amounts of $6,185,822 and $7,254,347, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value, resulting in the issuance of 964,320 and 929,648 shares, respectively.

NOTE 5. SECURITIES TRANSACTIONS
Realized gains and losses are recorded on the identified cost basis for both financial reporting and federal income tax purposes. The cost of investments purchased and the proceeds from investments sold excluding short-term debt obligations for the year ended December 31, 2002 were $32,148,969 and $40,907,006, respectively.

     The Fund may enter into repurchase agreements and require the seller of the instrument to maintain on deposit with the Fund's custodian bank or in the Federal Reserve Book-Entry System securities in the amount at all times equal to or in excess of the value of the repurchase agreement plus accrued interest. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND THE BOARD OF DIRECTORS OF LIBERTY ALL-STAR GROWTH FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Liberty All-Star Growth Fund, Inc. (the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for periods prior to January 1, 1999 were audited by other independent accountants whose report dated February 12, 1999 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 5, 2003

                            AUTOMATIC DIVIDEND REINVESTMENT & CASH PURCHASE PLAN

Each shareholder of the Fund will automatically be a participant in the Fund's Automatic Dividend Reinvestment and Cash Purchase Plan as amended June 30, 1996 (the "Plan"), unless the shareholder specifically elects other- wise by writing to the agent for participants in the Plan, EquiServe Trust Company, N.A. (the "Plan Agent"), P.O. Box 43011, Providence, RI 02940-3011 or by calling 1-800-LIB-FUND (1-800-542-3863). Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee must notify their brokerage firm, bank or nominee if they do not wish to participate in the Plan.

     Under the Plan, all dividends and other distributions on shares of the Fund are automatically reinvested by the Plan Agent in additional shares of the Fund. Distributions declared payable in shares or cash at the option of shareholders are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not a discount of more than 5 percent from market price). Distributions declared payable only in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices. If, prior to the Plan Agent's completion of such open market purchases, the market price of a share equals or exceeds its net asset value, the remainder of the distribution will be paid in newly issued shares valued at net asset value (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

     Participants in the Plan have the option of making additional cash payments in any amount from $100 to $3,000 on a monthly basis for investment in shares of the Fund purchased on the open market. These voluntary cash payments will be invested on or about the 15th day of each calendar month, and voluntary payments should be sent so as to be received by the Plan Agent no later than 10 days before the next investment date. Barring suspension of trading, voluntary cash payments will be invested within 45 days of receipt. A participant may withdraw a voluntary cash payment by written notice received by the Plan Agent at least 48 hours before such payment is to be invested.

     The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

    There is no charge to participants for reinvesting distributions pursuant to the Plan. The Plan Agent's fees are paid by the Fund. There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions declared payable in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions declared payable only in cash.

    With respect to purchases from voluntary cash payments, the Plan Agent will charge $1.25 for each such purchase for a participant, plus a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of shares for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, as the Plan Agent will be purchasing shares for all participants in blocks and prorating the lower commission thus attainable.

    Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee will be able to participate in the Plan only if their brokerage firm, bank or nominee is able to do so on their behalf. Shareholders participating in the Plan through a brokerage firm may not be able to transfer their shares to another brokerage firm and continue to participate in the Plan.

    Shareholders may terminate their participation in the Plan by written notice to the Plan Agent, EquiServe Trust Company, N.A., P.O. Box 43011, Providence, RI 02940-3011. Such termination will be effective immediately if received not less than 10 days prior to the record date for a dividend or distribution; otherwise it will be effective on the first business day after the payment date of such dividend or distribution. On termination, participants may either have certificates for the Fund shares in their Plan accounts delivered to them or have the Plan Agent sell such shares in the open market and deliver the proceeds, less a $2.50 fee plus brokerage commissions, to the participant.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan.

TAX INFORMATION (UNAUDITED)

All 2002 distributions whether received in cash or shares of the Fund consist of return of capital. Below is a table that details the breakdown of each 2002 distribution for federal income tax purposes.

TAX STATUS OF 2002 DISTRIBUTIONS

                                                 ORDINARY INCOME
                                           ---------------------------
                                               NET          SHORT-TERM      LONG-TERM
                         AMOUNT            INVESTMENT         CAPITAL        CAPITAL       RETURN OF
    DATE PAID           PER SHARE            INCOME            GAINS          GAINS         CAPITAL
    01/02/02             $ 0.19                --               --             --            100%*

    03/18/02             $ 0.20                --               --             --            100%

    07/01/02             $ 0.19                --               --             --            100%

    09/16/02             $ 0.14                --               --             --            100%

    01/02/03             $ 0.14                --               --             --             **

* Pursuant to section 852 of the Internal Revenue Code, the taxability of this distribution will be reported on the Form 1099-DIV for 2002.

** Pursuant to section 852 of the Internal Revenue Code, the taxability of this distribution will be reported on the Form 1099-DIV for 2003.

                                                          DIRECTORS AND OFFICERS

The names of the Directors and officers of the Liberty All-Star Growth Fund, Inc., the date each was first elected or appointed to office, their term of office, their principal business occupations and other directorships they have held during at least the last five years, are shown below.

       NAME                  POSITION       TERM OF                PRINCIPAL             PORTFOLIOS IN
      (AGE)                WITH LIBERTY   OFFICE AND             OCCUPATION(S)           FUND COMPLEX        OTHER
       AND                   ALL-STAR      LENGTH OF              DURING PAST              OVERSEEN       DIRECTORSHIPS
     ADDRESS               GROWTH FUND      SERVICE                FIVE YEARS             BY DIRECTOR         HELD
DISINTERESTED DIRECTOR(S)

John A. Benning              Director    Director        Retired since December, 1999;        2        TT International USA
(Age 68)                                 Since 2002      Senior Vice President, General                (investment company) and ICI
c/o Liberty Asset                                        Counsel and Secretary, Liberty                Mutual Insurance Co. (D&O/E&O
Management Company                                       Financial Companies Inc.                      Insurance)
One Financial Center                                     (July, 1985 to December,
Boston, MA 02111                                         1999); Vice President,
                                                         Secretary and Director,
                                                         Liberty Asset Management
                                                         Company (August, 1985 to
                                                         December, 1999).

Robert J. Birnbaum           Director    Director Since  Retired since January 1994;          2        Dresdner RCM Europe Fund
(Age 74)                                 1994; Term      Special Counsel, Dechert,                     (investment company) and
c/o Liberty Asset                        Expires 2003    Price & Rhoads (September 1988                Chicago Options Exchange
Management Company                                       to December 1993); President                  Board
One Financial Center                                     and Chief Operating Officer,
Boston, MA 02111                                         New York Stock Exchange, Inc.
                                                         (May 1985 to June 1988)

James E. Grinnell            Director    Director Since  Private investor since               2        None
(Age 73)                                 1994; Term      November 1988; President and
c/o Liberty Asset                        Expires 2003    Chief Executive Officer,
Management Company                                       Distribution Management
One Financial Center                                     Systems, Inc. (1983 to May
Boston, MA 02111                                         1986); Senior Vice President,
                                                         Operations, The Rockport
                                                         Company (importer and
                                                         distributor of shoes) (May
                                                         1986 to November 1988).

       NAME                  POSITION       TERM OF               PRINCIPAL              PORTFOLIOS IN
      (AGE)                WITH LIBERTY   OFFICE AND             OCCUPATION(S)           FUND COMPLEX         OTHER
       AND                   ALL-STAR      LENGTH OF              DURING PAST              OVERSEEN         DIRECTORSHIPS
     ADDRESS               GROWTH FUND      SERVICE                FIVE YEARS             BY DIRECTOR          HELD
DISINTERESTED DIRECTORS
 (CONTINUED)

Richard W. Lowry             Director    Director Since  Private Investor since 1987          105       None
(Age 66)                                 1994; Term      (formerly Chairman and Chief
c/o Liberty Asset                        Expires 2004    Executive Officer, U.S.
Management Company                                       Plywood Corporation) (building
One Financial Center                                     products manufacturer).
Boston, MA 02111

John J. Neuhauser            Director    Director Since  Academic Vice President and          105       Saucony, Inc.
(Age 58)                                 1998; Term      Dean of Faculties since August                 (athletic footwear)
c/o Liberty Asset                        Expires 2003    1999, Boston College (formerly                 and SkillSoft Corp.
Management Company                                       Dean, Boston College School of                 (e-learning)
One Financial Center                                     Management from September 1977
Boston, MA 02111                                         to September 1999).

INTERESTED DIRECTOR

William E. Mayer*            Director    Director Since  Managing Partner, Park Avenue        105       Lee Enterprises (print
(Age 62)                                 1998; Term      Equity Partners (private                       media); WR Hambrecht & Co
c/o Liberty Asset                        Expires 2005    equity) since February 1999                    (financial service
Management Company                                       (formerly Founding Partner,                    provider); First Health
One Financial Center                                     Development Capital, LLC from                  (healthcare).
Boston, MA 02111                                         November 1996 to February
                                                         1999; Dean and Professor,
                                                         College of Business and
                                                         Management, University of
                                                         Maryland from October, 1992 to
                                                         November 1996).

* A Director who is an "interested person" (as defined in the Investment Company Act of 1940 ("1940 Act")) of Liberty All-Star Growth Fund, Inc. or LAMCO.
  Mr. Mayer is an interested person by reason of his affiliation with WR Hambrecht + Co.

                                   POSITION    YEAR FIRST
                                 WITH LIBERTY  ELECTED OR
                                  ALL-STAR     APPOINTED                      PRINCIPAL OCCUPATION(S) DURING
   NAME (AGE) AND ADDRESS        GROWTH FUND   TO OFFICE                            PAST FIVE YEARS
OFFICERS

William R. Parmentier, Jr.        President       1998     President (since June 1998) and Chief Investment Officer (since April
(Age 50)                          and Chief                1995), Senior Vice President (May 1995 to June 1998), Liberty Asset
Liberty Asset                     Executive                Management.
Management Company                 Officer
One Financial Center
Boston, MA 02111

Mark T. Haley, CFA             Vice President     1999     Vice President-Investments (since January 1999), Director of
(Age 38)                                                   Investment Analysis (December 1996 to December 1998), Investment
Liberty Asset                                              Analyst (January 1994 to November 1996), Liberty Asset Management.
Management Company
One Financial Center
Boston, MA 02111

J. Kevin Connaughton (Age 38)     Treasurer       2000     Treasurer of the Liberty Funds and of the Liberty All-Star Funds since
One Financial Center                                       December 2000 (formerly Controller of the Liberty Funds and of the
Boston, MA 02111                                           Liberty All-Star Funds from February 1998 to October 2000); Treasurer of the Stein Roe Funds since February, 2001 (formerly Controller from
                                                           May 2000 to February 2001); Treasurer of the Galaxy Funds since
                                                           September 2002 (formerly Vice President of Colonial Management
                                                           Associates, Inc. from February 1998 to October 2000; Senior Tax
                                                           Manager, Coopers & Lybrand, LLP from April 1996 to January 1998).

                                   POSITION    YEAR FIRST
                                 WITH LIBERTY  ELECTED OR
                                  ALL-STAR     APPOINTED       PRINCIPAL OCCUPATION(S) DURING
   NAME (AGE) AND ADDRESS        GROWTH FUND    TO OFFICE        PAST FIVE YEARS
OFFICERS (CONTINUED)

Vicki Benjamin (Age 41)           Chief         2001       Controller of the Liberty Funds and Liberty All-Star Funds since June
One Financial Center             Accounting                2002; Chief Accounting Officer of the Liberty Funds and Liberty
Boston, MA 02111                Officer and                All-Star Funds since June 2001; Controller and Chief Accounting
                                 Controller                Officer of the Galaxy Funds since September 2002 (formerly Vice
                                                           President, Corporate Audit, State Street Bank and Trust Company from
                                                           May 1998 to April 2001; Audit Manager from July 1994 to June 1997,
                                                           Senior Audit Manager from July 1997 to May 1998, Coopers & Lybrand
                                                           LLP).

Jean S. Loewenberg (Age 57)      Secretary      2002       Secretary of the Liberty Funds and of the Liberty All-Star Funds since
One Financial Center                                       February 2002; General Counsel of Columbia Management Group since
Boston, MA 02111                                           December 2001; Senior Vice President since November 1996; Assistant
                                                           General Counsel of Fleet National Bank since September 2002 (formerly
                                                           Senior Vice President and Group Senior Counsel of Fleet National Bank
                                                           from November 1996 to September 2002).

                                                                           NOTES

NOTES

[ALL STAR GROWTH FUND LOGO]

FUND MANAGER
Liberty Asset Management Company
One Financial Center
Boston, Massachusetts 02111
617-772-3626
www.all-starfunds.com

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers, LLP
160 Federal Street
Boston, Massachusetts 02110

CUSTODIAN
State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts 02110

INVESTOR ASSISTANCE,
TRANSFER & DIVIDEND
DISBURSING AGENT & REGISTRAR
EquiServe Trust Company, N.A.
P.O. Box 43011, Providence, Rhode Island 02940-3011
1-800-LIB-FUND (1-800-542-3863)
www.equiserve.com

LEGAL COUNSEL
Kirkpatrick and Lockhart LLP
1800 Massachusetts Avenue, NW
Washington, DC 20036-1800

DIRECTORS
John A. Benning*
Robert J. Birnbaum*
James E. Grinnell*
Richard W. Lowry*
William E. Mayer
Dr. John J. Neuhauser*

OFFICERS
William R. Parmentier, Jr., President and Chief Executive Officer
Mark T. Haley, CFA, Vice President
J. Kevin Connaughton, Treasurer
Vicki L. Benjamin, Chief Accounting Officer and Controller
Jean S. Loewenberg, Secretary

* Member of the audit committee.

[ASG LISTED NYSE LOGO]

[GRAPHIC]

[ALL STAR GROWTH FUND LOGO]

LIBERTY ASSET MANAGEMENT COMPANY
FUND MANAGER
ONE FINANCIAL CENTER
BOSTON, MASSACHUSETTS 02111
617-772-3626
www.all-starfunds.com

[ASG NYSE LOGO]
[CLOSED-END FUND ASSOCIATION LOGO]

A CLEARLY DEFINED PROCESS FOR GROWTH INVESTING

LIBERTY ALL-STAR GROWTH FUND